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                                                     VAN KAMPEN AMERICAN CAPITAL

JULY 21, 1997 SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION

                  Statement of Additional Information dated October 28, 1996 as previously supplemented on January 21, 1997
                  VKAC High Yield Fund
                  VKAC Short-Term Global Income Fund
                  VKAC Strategic Income Fund
                  VKAC Utility Fund
                  VKAC Value Fund
                  VKAC Great American Companies Fund
                  VKAC Prospector Fund
                  VKAC Aggressive Growth Fund
                  VKAC Tax Free Money Fund

                  Statement of Additional Information dated October 28, 1996 VKAC Growth Fund

     The section of the Statement of Additional Information entitled the Trustees and Officers is hereby supplemented by adding Philip B. Rooney, effective April 14, 1997, and Richard M. DeMartini and Don G. Powell, each effective May 31, 1997, as Trustees of the Fund.

     Mr. Rooney is Vice Chairman and Director of The ServiceMaster Company, a business and consumer services company since May of 1997. Mr. Rooney is a Director of Illinois Tool Works, Inc., a manufacturing company; the Urban Shopping Centers Inc., a retail mall management company; and Stone Container Corp., a paper manufacturing company. Trustee, University of Notre Dame. Formerly, President and Chief Executive Officer, Waste Management Inc., an environmental services company, and prior to that President and Chief Operating Officer, Waste Management Inc. Trustee of each of the funds in the Fund Complex. Mr. Rooney's principal business address is One ServiceMaster Way, Downers Grove, IL 60515, and his date of birth is 07/08/44.

     Mr. DeMartini is President and Chief Operating Officer, Dean Witter Capital, a division of Dean Witter Reynolds Inc. Mr. DeMartini is a Director of InterCapital Funds, Dean Witter Distributors, Inc. and Dean Witter Trust Company. Trustee of the TCW/DW Funds. Director of the National Healthcare Resources, Inc. Formerly Vice Chairman of the Board of the National Association of Securities Dealers, Inc. and Chairman of the Board of The Nasdaq Stock Market, Inc. Trustee of each of the funds in the Fund Complex. Mr. DeMartini's principal business address is Two World Trade Center, 66th Floor, New York, NY 10048, and his date of birth is 10/12/52.

     Mr. Don G. Powell is currently Chairman and a Director of Van Kampen American Capital, Inc., VK/AC Holding, Inc., Van Kampen American Capital Distributors, Inc., Van Kampen American Capital Investment Advisory Corp., Van Kampen American Capital Asset Management, Inc., Van Kampen American Capital Management, Inc., Van Kampen American Capital Advisors, Inc., ACCESS Investor Services, Inc., Van Kampen American Capital Recordkeeping Services, Inc., Van Kampen American Capital Trust Company and Van Kampen American Capital Exchange Corporation. Prior to April 15, 1997, Chairman and a Director of Van Kampen American Capital Services, Inc. Prior to November 1996, President, Chief Executive Officer and a Director of VK/AC Holding, Inc. Chairman of the Board of Governors and the Executive Committee of the Investment Company Institute. Prior to July of 1996, President, Chief Executive Officer and a Trustee/Director of the funds in the Fund Complex, open-end investment companies advised by Van Kampen American Capital Management, Inc. and closed-end investment companies advised by Van Kampen American Capital Investment Advisory Corp. Mr. Powell's principal business address is 2800 Post Oak Blvd., 45th Floor, Houston, TX 77056, and his date of birth is 10/19/39.

     Dennis J. McDonnell resigned as a Trustee of the Fund, effective May 31, 1997.